EX-32.0

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Tri-State 1st Banc, Inc. on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof I, Charles B. Lang, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

Tri-State 1st Banc, Inc.
(Registrant)

Date: March 1, 2006	/s/ Charles B. Lang
Charles B. Lang
President
(Principal Executive officer)

In connection with the annual report of Tri-State 1st Banc, Inc. on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof I, Kevin Anglemyer Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

Tri-State 1st Banc, Inc.
(Registrant)

Date: March 1, 2006	/s/ Stephen Beadnell
Stephen Beadnell
Chief Financial Officer